PACE® Select Advisors Trust

September 13, 2019

Supplement to the prospectuses relating to Class A and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2018, as supplemented.

Includes:

•  PACE® International Emerging Markets Equity Investments

Dear Investor,

The purpose of this supplement is to update certain information regarding the investment subadvisory arrangements for PACE International Emerging Markets Equity Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust"). At the recommendation of UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has appointed RWC Asset Advisors (US) LLC ("RWC") to serve as a new subadvisor to the fund. RWC will assume investment advisory responsibility with respect to a portion of the fund's portfolio effective on September 11, 2019.

Effective as of September 11, 2019 the Prospectuses and SAI are hereby revised as follows:

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-captioned "Management process" on page 58 of the Multi-Class Prospectus and page 59 of the Class P Prospectus is revised by inserting the following as the last bullet point under the fourth paragraph of that section:

•  A strategy that combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with robust growth characteristics.

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-captioned "Risk/return bar chart and table" on page 60 of the Multi-Class Prospectus and the Class P Prospectus is revised by inserting the following as the second to last sentence of the first paragraph of that section:

RWC Asset Advisors (US) LLC ("RWC") assumed day-to-day management of a separate portion of the fund's assets on September 11, 2019.

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-captioned "Investment manager and advisor(s)" on page 60 of the Multi-Class Prospectus and

ZS-1009

page 61 of the Class P Prospectus is revised by replacing the second sentence of the first paragraph of that section with the following:

Mondrian, William Blair, LMCG and RWC serve as the fund's subadvisors.

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-captioned "Portfolio management team" beginning on page 60 of the Multi-Class Prospectus and on page 61 of the Class P Prospectus is revised by inserting the following as the last bullet point of that section:

•  RWC—John Malloy, Portfolio Manager, has been a portfolio manager of the fund since September 2019.

The section captioned "More information about the funds—PACE International Emerging Markets Equity Investments" and sub-captioned "Management process" beginning on page 101 of the Multi-Class Prospectus and page 104 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

Mondrian Investment Partners Limited ("Mondrian"), William Blair Investment Management, LLC ("William Blair"), LMCG Investments, LLC ("LMCG") and RWC Asset Advisors (US) LLC ("RWC") currently serve as the fund's subadvisors.

The same section of each Prospectus is revised by inserting the following as the third to last paragraph of that section:

In managing its segment of the fund's assets, RWC combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with attractive risk/return profiles based, in part, on RWC's experience investing in a wide range of markets at various stages of development. RWC's strategy focuses on companies that demonstrate robust growth characteristics and are undervalued by investors. RWC first performs qualitative and quantitative macroeconomic research regarding environment and potential tailwinds and headwinds for regions and countries, which then drives its bottom-up research on specific companies. Macroeconomic factors that RWC considers in its investment process include strength of the business cycle, inflation management, foreign exchange reserves, current account balance, fiscal policy, gross domestic product growth, and monetary policy. These factors are subsequently analyzed along with institutional and political factors. RWC may adjust its strategy to help manage the segment's liquidity and position sizing, and may sell a security that reaches its price target or that is negatively impacted by changes in macroeconomic conditions or geographic-, sector- or issuer-specific factors.

The section captioned "Management" and sub-captioned "PACE International Emerging Markets Equity Investments" beginning on page 147 of the Multi-Class Prospectus and page 145 of the Class P Prospectus is revised by replacing the first paragraph of that section in its entirety with the following:

Mondrian Investment Partners Limited ("Mondrian"), William Blair Investment Management, LLC ("William Blair"), LMCG Investments, LLC ("LMCG") and RWC Asset Advisors (US) LLC ("RWC") currently serve as subadvisors for PACE International Emerging Markets Equity Investments.

The same section of each Prospectus is revised by inserting the following as the last paragraphs of that section:

RWC is an SEC registered investment adviser that is located at 2640 South Bayshore Drive, Suite 201, Miami, Florida 33133 and was founded in 2012. As of June 30, 2019, RWC had approximately $6.9 billion in assets under management.

John Malloy is the portfolio manager for RWC's emerging markets equity strategy and its portion of the fund. Prior to joining RWC in 2015, Mr. Malloy was senior managing director and director of investments at Everest Capital, where he worked for 18 years. Prior to joining Everest Capital, he was an investment manager at Baring Asset Management, where he focused on Latin American and U.S. high yield markets.

The section captioned "The funds and their investment policies" and sub-captioned "PACE International Emerging Markets Equity Investments" beginning on page 12 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

Mondrian Investment Partners Limited ("Mondrian"), William Blair Investment Management, LLC ("William Blair"), LMCG Investments, LLC ("LMCG") and RWC Asset Advisors (US) LLC ("RWC") serve as the fund's subadvisors.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE International Emerging Markets Equity Investments" on page 96 of the SAI is revised by replacing the first sentence of the first paragraph of that section with the following:

Under the current Advisory Agreements for this fund with Mondrian Investment Partners Limited ("Mondrian"), William Blair Investment Management, LLC ("William Blair"), LMCG Investments, LLC ("LMCG") and RWC Asset Advisors (US) LLC ("RWC"), UBS AM (not the fund) pays Mondrian, William Blair, LMCG and RWC a fee based on the fund's average daily net assets that each manages..

The same section of the SAI is revised by inserting the following as the last sentence of the last paragraph of that section:

RWC is a limited liability company and an indirect wholly-owned subsidiary of RWC Partners Limited. RWC Partners Limited is majority-owned by current and former employees and minority-owned by Schroder International Holdings Limited, an indirect wholly-owned subsidiary of Schroders PLC, a publicly-traded company.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE International Emerging Markets Equity Investments—Mondrian Investment Partners Limited, William Blair Investment Management, LLC and LMCG Investments, LLC" beginning on page 137 of the SAI is revised by replacing the caption of that section with the following:

PACE International Emerging Markets Equity Investments—Mondrian Investment Partners Limited, William Blair Investment Management, LLC, LMCG Investments, LLC and RWC Asset Advisors (US) LLC

The same section of the SAI is revised by inserting the following as the last sub-section of that section:

RWC Asset Advisors (US) LLC. RWC's policy and procedures for voting proxies applies to those client accounts for which RWC provides discretionary investment management services for and for which authority to vote such proxies has been granted to it via the applicable investment advisory agreement. The policy and procedures are reasonably designed to ensure that proxies are voted in the best interests of those client accounts, as determined by RWC in good faith after appropriate review.

The decision to vote proxies resides with the relevant investment management team within RWC. These teams will utilize their knowledge of the issuer company, including meetings with management, in reaching a voting decision that will be in the best interests of the client. The investment management teams also have recourse to ISS, an independent advisory firm, who may provide research and voting recommendations. RWC is not, however, obligated in any way to follow such recommendation if it does not feel it would be in the clients' best interests. In addition to research, RWC may utilize ISS for vote execution, reporting and record keeping.

Inherent in its obligations under this policy, RWC will seek to identify and effectively manage any actual or potential conflicts of interest that may arise by virtue of its authority to vote proxies on behalf of its clients. RWC maintains a register of conflicts and has procedures in place to ensure their effective management. In the management of conflicts, RWC has a range of actions at its disposal, including, but not limited to, the removal of a conflicted individual from participating in or having an influence on the evaluation of a proxy vote or following the voting recommendation of an independent third party advisory firm such as ISS. Appropriate records are retained to evidence the rationale behind all voting decisions.

As an investment advisor investing in markets globally, RWC may find that, due to local market customs, its ability to vote proxies in certain jurisdictions could either be restricted or entails significant costs. As such, voting in such jurisdictions is done on a best endeavors basis after due consideration of the various contributing factors by the investment management team.

The section captioned "Portfolio managers" and sub-captioned "PACE International Emerging Markets Equity Investments—Mondrian Investments Partners Limited, William Blair Investment Management, LLC and LMCG Investments, LLC" beginning on page 194 of the SAI is revised by replacing the caption of that section with the following:

PACE International Emerging Markets Equity Investments—Mondrian Investments Partners Limited, William Blair Investment Management, LLC, LMCG Investments, LLC and RWC Asset Advisors (US) LLC

The same section of the SAI is revised by inserting the following as the last sub-section of the section:

RWC Asset Advisors (US) LLC

John Malloy is the portfolio manager primarily responsible for the day-to-day management of RWC's portion of the fund's assets. The following table provides information related to other accounts managed by him as of June 30, 2019:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	2	7
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	3
Assets Managed (in millions)	$153.2	$4,122	$2,469.6
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$1,973.6

Potential conflicts of interest. There is a potential conflict of interest inherent in the management of multiple accounts, including accounts with different fee structures, in that RWC and/or the portfolio manager may have an incentive to favor one account over another when allocating scarce trades. This conflict of interest is addressed through, among other things, a trade allocation policy that seeks to ensure that allocations are generally made pro rata based on the assets under management of the relevant portfolios (exceptions to the allocation policy require the prior approval of a member of RWC's compliance team), as well as a daily trade review by the compliance team in which it seeks evidence of favoritism.

The portfolio manager may from time to time manage portfolios used in model portfolio arrangements ("Model Portfolios") offered by various sponsors and/or other non-RWC investment advisers. In connection with these Model Portfolios, the portfolio manager provides investment recommendations in the form of model portfolios to a third party, who is responsible for executing trades for participating client accounts.

RWC maintains procedures designed to deliver portfolios on a fair and equitable basis. Trades for RWC discretionary managed accounts, including the fund, are executed contemporaneously with the delivery of updated model information. The Model Portfolios may achieve a security weighting ahead of or after the weighting achieved for the fund.

Compensation. John Malloy, the portfolio manager for RWC's allocation portion of the fund, shares in the management fees and, where applicable, the performance fees, generated by the funds he manages directly. Mr. Malloy is responsible for the compensation of his team as well as certain direct costs. He also holds equity interests in RWC Partners Limited.

Ownership of fund shares. As of June 30, 2019, the portfolio manager did not own shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

© UBS 2019. All rights reserved.
UBS Asset Management (Americas) Inc.